As filed with the Securities and Exchange Commission on June 2, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

Annual Report

March 31, 2015

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the Fund may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. DoubleLine Selective Credit Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2015	3

President’s Letter	March 31, 2015

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $51.1 billion as of March 31, 2015. During the period, we continued to enhance our overall lineup of investment strategies available to investors. On August 4, 2014, we launched the Fund. The Fund is currently offered only to limited types of investors as described in its private placement memorandum.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

May 1, 2015

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	March 31, 2015

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

During the 12-month period ended March 31, 2015, the non-Agency MBS market experienced some volatility both in terms of pricing and trading volume. Market concerns of rising interest rates during the first quarter of 2014 led to reduced trading volume and spread widening. As the year progressed, the market shrugged off these concerns and the non-Agency market rebounded firmly. The combination of supply technicals and improving loan fundamentals resulted in strong performance for this sector for the remainder of the year. According to Amherst Research for the reporting period, non-Agency prime bonds returned 3.98% on average, Alt-A bonds returned 5.55%, and subprime bonds returned 10.90%. During the latter half of the reporting period, geo-political concerns and headline news about drastically falling energy prices did not slow down the trading activity in non-Agency MBS. Falling interest rates resulted in some increases in prepayment speeds, but liquidation rates, severities and the pace of loan modifications remained range bound with only a few pockets of volatility. On a technical basis, non-Agency MBS continued to be well bid while supply has shown up more unevenly. Large bid lists continued to be a factor in determining monthly trading volume, but the frequency of these lists subsided coming into 2015.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 12-month period ended March 31, 2015, 2.0/3.0 CMBS prices largely rallied despite periods of intermittent volatility driven by concerns over future Federal Reserve (Fed) interest-rate hikes, geo-political instability, continued deterioration of underwriting quality and changing subordination levels. Spreads and prices rallied from March-July 2014, hitting new post-recession lows before widening through year-end; spreads then rallied in the first quarter 2015. During the reporting period, the Barclays U.S. CMBS Index returned 4.35% versus 5.72% for the Barclays U.S. Aggregate Index. For the period, 10-year AAA last cash flows (LCFs) were trading at 85 bps over swaps, representing a 2 basis point (bps) tightening year-over-year (YoY), while the 10-year BBB LCFs traded at 345 bps over swaps, a 15 bps tightening. On the new issue front, non-Agency CMBS issuance was up 19% YoY, with $91 billion in new issuance over 105 deals during the reporting period compared to $76 billion in 86 deals from April 2013 through March 2014. Delinquency rates across all asset classes improved during the 12-month reporting period as commercial real estate fundamentals continued to improve coupled with low financing costs. The overall U.S. CMBS delinquency rate as of March 31, 2015 at 5.58%, a 0.96% improvement YoY.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2015, the CLO sector saw record issuance including a high of $13.8 billion in June 2014. Beginning in the second quarter of 2014, the market came to terms with Volcker Rules and began to focus on risk retention. The record-setting issuance can be attributed to managers issuing ahead of risk retention and Volcker Rules effective dates. Due to the glut of issuance, spreads widened over the year. AAA spreads topped out at 165 Discount Margin (DM) during the fourth quarter 2014 and ended the period at 155 DM as of March 31, 2015.

Annual Report	March 31, 2015	5

Management’s Discussion of Fund Performance	March 31, 2015

DoubleLine Selective Credit Fund

The Doubleline Selective Credit Fund has outperformed the Barclays U.S. Aggregate Bond Index since inception on August 4, 2014 through March 31, 2015. At the end of the reporting period, the Fund’s portfolio was comprised primarily of below investment grade securitized products, including non-Agency MBS, CMBS, and CLOs. Since inception, the residential MBS sector has been the biggest contributor to returns given the declining interest rate environment. The sector has benefited from positive supply-demand technicals and remains well bid. Despite a deluge of new issuance for both the CMBS and CLO space, both sectors added to performance since inception of the Fund.

Period 8-4-2014 to 3-31-15	Since Inception (Not Annualized)
I-Share	4.79%
Barclays U.S. Aggregate Bond Index	3.55%

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Basis Point—A basis point (bps) equals to 0.01%.

Below Investment Grade—Also known as “junk bonds” is a security having a rating of BBB- or below. These bonds are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. They are less likely to pay back at par/$100 cents on the dollar.

Discount Margin (DM)—The amount of return on a floating rate security based on the spread between the price of the security at a given time and the reference rate.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

6	DoubleLine Selective Credit Fund

March 31, 2015

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2015	7

DoubleLine Selective Credit Fund Standardized Performance Summary	(Unaudited) March 31, 2015

DBSCX
Selective Credit Fund Period Ended 3-31-2015	Since Inception (8-4-14 to 3-31-15)
I-share (DBSCX)	4.79%
Barclays U.S. Aggregate Bond Index	3.55%

Performance reflects management fees and other fund expenses and reflects changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.5%

	Babson Ltd.,
$250,000	Series 2014-3A-E2	6.79%	#^	01/15/2026	250,618

	ING Ltd.,
250,000	Series 2013-1A-D	5.25%	#^	04/15/2024	233,272

	Marea Ltd.,
250,000	Series 2012-1A-E	6.35%	#^	10/16/2023	246,232

	Octagon Investment Partners Ltd.,
250,000	Series 2014-1A-D	6.85%	#^	11/14/2026	249,488
250,000	Series 2014-1A-E2	7.04%	#^	11/22/2025	251,397
250,000	Series 2014-1A-F	6.59%	#^	11/22/2025	218,485

	Total Collateralized Loan Obligations (Cost $1,447,136)				1,449,492

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.9%

	BAMLL Commercial Mortgage Securities Trust,
500,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	522,621

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	517,465

	CD Commercial Mortgage Trust,
500,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	523,611

	CDGJ Commercial Mortgage Trust,
500,000	Series 2014-BXCH-B	2.02%	#^	12/15/2027	502,408

	Citigroup Commercial Mortgage Trust,
400,000	Series 2007-C6-AM	5.90%	#	12/10/2049	426,556
500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	532,663
500,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	461,850

	COBALT Commercial Mortgage Trust,
250,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	256,109

	Commercial Mortgage Pass-Through Certificates,
250,000	Series 2014-CR19-C	4.88%	#	08/10/2047	267,844
500,000	Series 2014-KYO-E	2.53%	#^	06/11/2027	499,993
250,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	249,681
500,000	Series 2015-3BP-B	3.35%	#^	02/10/2035	510,549
500,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	457,008
500,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	466,895

	Countrywide Commercial Mortgage Trust,
510,627	Series 2007-MF1-A	6.28%	#^	11/12/2043	537,434

	CSAIL Commercial Mortage Trust,
500,000	Series 2015-C1-D	3.95%	#^	04/15/2050	445,500

	GS Mortgage Securities Corporation,
150,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	153,423
500,000	Series 2006-GG8-AJ	5.62%		11/10/2039	511,949

	JP Morgan Chase Commercial Mortgage Securities Corporation,
500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	520,453
250,000	Series 2007-CIBC20	6.28%	#	02/12/2051	263,590

	JPMBB Commerical Mortgage Securities Trust,
500,000	Series 2015-C27-D	3.85%	#^	02/15/2048	442,988

	LMREC, Inc.,
500,000	Series 2015-CRE1-A	1.92%	#^	02/22/2032	504,800

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%		10/15/2047	261,772
350,000	Series 2014-C19-C	4.00%		12/15/2047	349,445

	Morgan Stanley Capital, Inc.,
740,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	773,846
500,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	509,145
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	516,495

	Morgan Stanley Re-Remic Trust,
500,000	Series 2010-GG10-A4B	5.99%	#^	08/15/2045	536,944

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2015-C26-D	3.59%	^	02/15/2048	432,189

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $12,851,999)				12,955,226

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 93.6%

	Banc of America Funding Trust,
$7,291,474	Series 2006-2-2A11	5.50%		03/25/2036	7,397,021

	Chase Mortgage Finance Trust,
8,602,910	Series 2006-S3-1A2	6.00%		11/25/2036	7,576,514
759,530	Series 2007-S3-1A12	6.00%		05/25/2037	676,878

	Citigroup Mortgage Loan Trust, Inc.,
3,220,010	Series 2005-9-21A2	5.50%		11/25/2035	2,991,760
3,822,656	Series 2011-12-1A2	4.96%	#^	04/25/2036	2,845,167

	Citimortgage Alternative Loan Trust,
7,943,688	Series 2007-A6-1A4	6.00%		06/25/2037	7,085,190
9,157,343	Series 2007-A8-A1	6.00%		10/25/2037	8,419,307

	Countrywide Alternative Loan Trust,
1,826,543	Series 2004-22CB-1A1	6.00%		10/25/2034	1,950,165
2,849,029	Series 2005-22T1-A5	5.50%		06/25/2035	2,503,601
2,749,011	Series 2005-28CB-2A7	5.75%		08/25/2035	2,600,471
4,531,364	Series 2005-46CB-A20	5.50%		10/25/2035	4,422,699
693,792	Series 2005-73CB-1A3	6.25%		01/25/2036	678,754
3,290,826	Series 2006-14CB-A8	6.00%		06/25/2036	2,869,785
7,625,747	Series 2006-41CB-2A12	6.00%		01/25/2037	6,843,994
2,911,000	Series 2006-41CB-2A15	5.75%		01/25/2037	2,568,395
7,601,762	Series 2006-46-A6	6.00%		02/25/2047	6,541,149
5,561,746	Series 2006-7CB-2A1	6.50%		05/25/2036	4,126,148
2,487,298	Series 2006-8T1-1A4	6.00%		04/25/2036	2,126,052
3,496,815	Series 2006-J4-2A13	6.00%		07/25/2036	3,197,743
9,629,524	Series 2006-J4-2A8	6.00%		07/25/2036	8,805,940
2,650,414	Series 2006-J6-A5	6.00%		09/25/2036	2,435,924
1,979,106	Series 2007-13-A4	6.00%		06/25/2047	1,697,618
2,026,962	Series 2007-J2-2A1	6.00%		07/25/2037	1,985,376

	Countrywide Home Loans,
318,024	Series 2006-10-1A11	5.85%		05/25/2036	296,147
2,006,844	Series 2006-17-A6	6.00%		12/25/2036	1,902,368
4,239,191	Series 2006-19-1A7	6.00%		01/25/2037	4,046,689
5,577,277	Series 2006-9-A2	6.00%		05/25/2036	5,163,075
1,467,680	Series 2007-4-1A10	6.00%		05/25/2037	1,328,732
1,020,533	Series 2007-8-1A5	5.44%		01/25/2038	895,069

	Credit Suisse First Boston Mortgage Securities Corporation,
4,617,563	Series 2005-12-5A1	5.25%		01/25/2036	4,462,824
1,747,341	Series 2005-9-3A2	6.00%		10/25/2035	1,294,928

	Credit Suisse Mortgage Capital Certificates,
1,971,887	Series 2006-6-1A10	6.00%		07/25/2036	1,627,742
2,779,698	Series 2008-2R-1A1	6.00%	^	07/25/2037	2,484,107
6,656,182	Series 2009-9R-10A2	5.50%	^	12/26/2035	5,127,717
3,212,910	Series 2011-17R-1A2	5.75%	^	02/27/2037	2,864,855

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
2,460,241	Series 2005-6-2A1	5.50%		12/25/2035	2,061,741
916,303	Series 2006-AB4-A1A	6.01%	#	10/25/2036	767,554

	Deutsche Mortgage Securities, Inc.,
7,583,781	Series 2009-RS2-1A2	2.62%	#^	09/26/2036	6,687,842

	First Horizon Alternative Mortgage Securities,
6,186,986	Series 2005-FA4-1A6	5.50%		06/25/2035	5,797,342
2,293,294	Series 2005-FA8-1A3	5.50%		11/25/2035	2,093,454
5,473,607	Series 2007-FA3-A8	6.00%		06/25/2037	4,499,360
5,814,691	Series 2007-FA4-1A4	6.25%		08/25/2037	4,735,583

	First Horizon Asset Securities, Inc.,
699,087	Series 2006-1-1A2	6.00%		05/25/2036	680,589
4,213,815	Series 2007-3-A4	6.00%		06/25/2037	3,727,023

	GSR Mortgage Loan Trust,
1,144,909	Series 2006-2F-3A4	6.00%		02/25/2036	969,751
4,457,612	Series 2007-1F-3A14	5.75%	#	01/25/2037	4,226,489
7,083,520	Series 2007-2F-3A3	6.00%		03/25/2037	6,812,165

	HSI Asset Loan Obligation Trust,
4,223,943	Series 2007-1-3A6	6.00%		06/25/2037	3,388,012

	Impac Secured Assets Trust,
2,659,933	Series 2006-5-1A1B	0.37%	#	02/25/2037	2,058,868

	JP Morgan Alternative Loan Trust,
7,500,000	Series 2006-S4-A4	5.96%	#	12/25/2036	6,102,112
7,067,927	Series 2008-R2-A1	6.00%	^	11/25/2036	6,246,531

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Trust,
$844,813	Series 2005-S3-1A1	6.50%		01/25/2036	764,204
5,436,413	Series 2007-S1-2A8	5.75%		03/25/2037	4,615,373

	JP Morgan Resecuritization Trust,
4,935,131	Series 2009-13-1A2	5.50%	#^	01/26/2036	4,185,822

	Lavender Trust,
2,073,356	Series 2010-RR11-A4	6.25%	^	10/26/2036	1,737,812

	MASTR Alternative Loans Trust,
913,103	Series 2004-10-5A5	5.75%		09/25/2034	916,198

	Merrill Lynch Alternative Note Asset Trust,
1,174,618	Series 2007-F1-2A6	6.00%		03/25/2037	941,297

	Merrill Lynch Mortgage Investors Trust,
2,592,946	Series 2006-AF1-AF3B	6.25%		08/25/2036	2,180,839

	Morgan Stanley Mortgage Loan Trust,
2,318,122	Series 2007-12-3A4	6.25%		08/25/2037	2,117,176

	Nomura Asset Acceptance Corporation,
5,283,945	Series 2006-AP1-A2	5.52%	#	01/25/2036	3,260,252
2,390,977	Series 2007-1-1A1A	6.00%	#	03/25/2047	1,822,367

	PR Mortgage Loan Trust,
947,035	Series 2014-1-APT	5.93%	#^	10/25/2049	967,396

	RBSGC Mortgage Loan Trust,
2,637,822	Series 2007-A-2A4	6.25%		01/25/2037	2,406,746

	Residential Accredit Loans, Inc.,
955,170	Series 2006-QS12-1A1	6.50%		09/25/2036	723,172
3,250,234	Series 2006-QS7-A2	6.00%		06/25/2036	2,824,427
2,404,212	Series 2007-QS11-A1	7.00%		10/25/2037	2,018,425
1,516,719	Series 2007-QS5-A1	5.50%		03/25/2037	1,195,727

	Residential Asset Mortgage Products, Inc.,
4,519,870	Series 2004-RZ2-AI5	5.98%	#	07/25/2034	4,350,915

	Residential Asset Securities Corporation,
4,500,000	Series 2007-KS3-AI3	0.42%	#	04/25/2037	4,095,607

	Residential Asset Securitization Trust,
2,900,218	Series 2006-A8-1A1	6.00%		08/25/2036	2,666,658

	Residential Funding Mortgage Securities Trust,
259,969	Series 2005-S9-A11	6.25%		12/25/2035	253,968
3,106,499	Series 2006-SA2-3A1	3.66%	#	08/25/2036	2,726,789

	Springleaf Mortgage Loan Trust,
350,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	369,399
350,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	358,761

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Adjustable Rate Mortgage Loan Trust,
$5,550,087	Series 2008-1-A2	2.51%	#	10/25/2037	4,831,517

	Washington Mutual Mortgage Pass-Through Certificates,
3,470,170	Series 2005-10-2A8	6.00%		11/25/2035	3,240,858
5,669,528	Series 2007-2-1A6	6.00%		04/25/2037	4,871,695
630,327	Series 2007-4-1A1	5.50%		06/25/2037	596,728

	Wells Fargo Alternative Loan Trust,
2,860,517	Series 2007-PA3-1A4	5.75%		07/25/2037	2,613,983

	Wells Fargo Mortgage Backed Securities Trust,
1,713,294	Series 2007-13-A2	6.25%		09/25/2037	1,739,380

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $250,716,084)				250,087,811

SHORT TERM INVESTMENTS 1.2%
1,048,708	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		1,048,708
1,048,709	Fidelity Institutional Government Portfolio	0.01%	♦		1,048,709
1,048,709	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		1,048,709

	Total Short Term Investments (Cost $3,146,126)				3,146,126

	Total Investments - 100.2% (Cost $268,161,345)				267,638,655
	Liabilities in Excess of Other Assets - (0.2)%				(540,291)

	NET ASSETS - 100.0%				$267,098,364

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	93.6%
Non-Agency Commercial Mortgage Backed Obligations	4.9%
Short Term Investments	1.2%
Collateralized Loan Obligations	0.5%
Other Assets and Liabilities	(0.2)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $42,944,919 or 16.1% of net assets.

♦	Seven-day yield as of March 31, 2015.

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2015

ASSETS
Investments in Securities, at Value*	$264,492,529
Short Term Investments*	3,146,126
Interest and Dividends Receivable	1,362,375
Receivable for Investments Sold	64,467
Investment Advisory Fees Receivable	5,989
Prepaid Expenses and Other Assets	48
Total Assets	269,071,534

LIABILITIES
Distribution Payable	1,891,605
Payable for Investments Purchased	28,685
Accrued Expenses	23,467
Transfer Agent Expenses Payable	12,933
Administration Fees Payable	11,887
Registration Fees Payable	4,593
Total Liabilities	1,973,170
Net Assets	$267,098,364

NET ASSETS CONSIST OF:
Paid-in Capital	$269,050,000
Undistributed (Accumulated) Net Investment Income (Loss)	132,163
Accumulated Net Realized Gain (Loss) on Investments	(1,561,109)
Net Unrealized Appreciation (Depreciation) on Investments	(522,690)
Net Assets	$267,098,364

*Identified Cost:
Investments in Securities	$265,015,219
Short Term Investments	3,146,126

Class I (unlimited shares authorized):
Net Assets	$267,098,364
Shares Outstanding	26,654,705
Net Asset Value, Offering and Redemption Price per Share	$10.02

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	11

Statement of Operations	For the Period Ended March 31, 2015[1]

INVESTMENT INCOME
Income:
Interest	$5,518,952
Total Investment Income	5,518,952
Expenses:
Professional Fees	150,251
Investment Advisory Fees	70,989
Transfer Agent Expenses	23,161
Administration, Fund Accounting and Custodian Fees	20,802
Shareholder Reporting Expenses	14,182
Miscellaneous Expenses	5,462
Registration Fees	4,893
Trustees’ Fees and Expenses	436
Insurance Expenses	38
Total Expenses	290,214
Less: Fees Waived	(150,049)
Net Expenses	140,165

Net Investment Income	5,378,787

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(3,927)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(522,690)
Net Realized and Unrealized Gain (Loss) on Investments	(526,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,852,170

[1]	Commencement of operations on August 4, 2014

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets	For the Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income	$5,378,787
Net Realized Gain (Loss) on Investments	(3,927)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(522,690)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,852,170

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(6,803,806)

Total Distributions to Shareholders	(6,803,806)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	269,050,000

Total Increase (Decrease) in Net Assets	$267,098,364

NET ASSETS
Beginning of Period	$—
End of Period	$267,098,364

Undistributed (Accumulated) Net Investment Income (Loss)	$132,163

[1]	Commencement of operations on August 4, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	13

Financial Highlights	For the Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	0.01
Total from Investment Operations	0.47

Less Distributions:
Distributions from Net Investment Income	(0.45)
Total Distributions	(0.45)

Net Asset Value, End of Period	$10.02
Total Return	4.79%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$267,098
Ratios to Average Net Assets:
Expenses Before Fees Waived (See Note 3)	0.38%	[3]
Expenses After Fees Waived (See Note 3)	0.18%	[3]
Net Investment Income (Loss)	7.00%	[3]
Portfolio Turnover Rate	6%	[2]

[1]	Commencement of operations on August 4, 2014
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2015

1.  Organization

DoubleLine Selective Credit Fund (the “Fund”) is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014. Shares of the Fund may currently be purchased by “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by qualified employees, officers and Trustees of the Fund and their qualified family members, qualified employees and officers of DoubleLine Capital LP or DoubleLine Group LP and their qualified family members, qualified affiliates of DoubleLine Capital LP or DoubleLine Group LP, and other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data

(collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US Bonds and notes of government and government agencies	Standard inputs
Residential and Commercial Mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2015, the Fund did not hold any investments in private investment funds.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Annual Report	March 31, 2015	15

Notes to Financial Statements (Cont.)	March 31, 2015

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20151:

Category
Investments in Securities
Level 1
Money Market Funds	$3,146,126
Total Level 1	3,146,126
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	244,377,789
Non-Agency Commercial Mortgage Backed Obligations	12,955,226
Collateralized Loan Obligations	1,449,492
Total Level 2	258,782,507
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	5,710,022
Total Level 3	5,710,022
Total	$267,638,655

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Levels 1, 2 and 3 during the period ended March 31, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 8/4/2014	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 3/31/2015	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2015
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$—	$10,287	$(28,275)	$40,597	$5,765,197	$(77,784)	$—	$—	$5,710,022	$—

Total	$—	$10,287	$(28,275)	$40,597	$5,765,197	$(77,784)	$—	$—	$5,710,022	$—

[1]	Sales include all sales of securities, maturities, and paydowns.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$5,710,022	Market Comparables	Market Quotes	$66.85 - $89.17	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable stature of limitations, for all major jurisdictions. Open tax year, 2014 for the Fund, is open for exam by taxing authorities. As of March 31, 2015, the Fund has no examinations in progress.

16	DoubleLine Selective Credit Fund

March 31, 2015

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2015. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the New York Stock Exchange is closed for trading or on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the Investment Company Act of 1940, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

The Adviser has contractually agreed to limit its ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed an annual rate of 0.64% (the “Expense Limitation Agreement”). For the purpose of the Expense Limitation Agreement between the Adviser and the Fund, “ordinary operating expenses” exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. The Fund’s Expense Limitation Agreement is expected to apply until at least July 31, 2016, except it may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

During the period ended March 31, 2015, the Fund waived a portion of its fees or reimbursed certain expenses in the amount of $150,049. The Adviser may recapture a portion of the amount no later than March 31, 2018.

Annual Report	March 31, 2015	17

Notes to Financial Statements (Cont.)	March 31, 2015

Effective December 1, 2014, the Adviser has voluntarily agreed to waive its investment advisory fee of 0.55%. These arrangements may be terminated by the Adviser upon 60 days’ notice to the Trustees of the Board or immediately upon approval by a majority vote of the disinterested Trustees of the Board. Under such agreement, for the period ended March 31, 2015, the Adviser waived $351,719 of its investment advisory fee.

4.  Purchases and Sales of Securities

For the period ended March 31, 2015 , purchases and sales of investments, excluding short term investments, were $270,863,458 and $8,289,747, respectively. There were no transactions in U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

Period Ended March 31, 2015
Distributions Paid From:
Ordinary Income	$6,803,806
Total Distributions Paid	$6,803,806

The cost basis of investments for federal income tax purposes as of March 31, 2015 was as follows:

Tax Cost of Investments	$268,161,345
Gross Tax Unrealized Appreciation	1,151,028
Gross Tax Unrealized Depreciation	(1,673,718)
Net Tax Unrealized Appreciation (Depreciation)	$(522,690)

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(522,690)
Undistributed Ordinary Income	2,023,821
Undistributed Long Term Capital Gains	—
Distributable Earnings	2,023,821
Other Accumulated Gains (Losses)	(3,452,767)
Total Accumulated Earnings (Losses)	$(1,951,636)

As of March 31, 2015, the Fund had $58,816 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2015, the Fund deferred, on a tax basis, post-October losses of $1,502,293.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the period ended March 31, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
DoubleLine Selective Credit Fund	$1,557,182	$(1,557,182)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2015
	Shares	Amount
Shares Sold	26,654,705	$269,050,000
Net Increase (Decrease) Resulting From Fund Share Transactions	26,654,705	$269,050,000

18	DoubleLine Selective Credit Fund

March 31, 2015

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $436 from the Fund during the period ended March 31, 2015. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the Fund’s Statement of Operations includes $430 in current fees (either paid in cash or deferred) and an increase of $6 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended March 31, 2015).

For the period ended March 31, 2015 , the Fund’s credit facility activity was as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Selective Credit Fund	$3,814,000	$8,200,000	$874

9. Significant Shareholders

As of March 31, 2015, three of the Fund’s shareholders of record, two of which were under common control, owned 76% of the outstanding shares of the Fund.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, yield, and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance will depend in part on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to nonpayment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

Annual Report	March 31, 2015	19

Notes to Financial Statements (Cont.)	March 31, 2015

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•	high yield risk (“junk bonds”): debt instruments rated below investment grade or debt instruments that are unrated and are determined by the Adviser to be of comparable quality are predominantly speculative. These instruments have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to a greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be

20	DoubleLine Selective Credit Fund

March 31, 2015

insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. Certain securities in which a Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

11.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	March 31, 2015	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Fund”) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period August 4, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 22, 2015

22	DoubleLine Selective Credit Fund

Shareholder Expenses	(Unaudited) March 31, 2015

Example

As a shareholder of DoubleLine Selective Credit Fund (the “Fund”), you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/15	Expenses Paid During Period*[1]	Ending Account Value 3/31/15	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	0.27%	$1,000	$1,036	$1.37	$1,024	$1.36

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2015	23

Growth of Investment	(Unaudited) March 31, 2015

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2015

Since Inception Not Annualized (8/4/2014)
DoubleLine Selective Credit Fund Class I	4.79%
Barclays U.S. Aggregate Bond Index	3.55%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

24	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) March 31, 2015

For the fiscal year ended March 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Dividend Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	March 31, 2015	25

Trustees and Officers	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	14	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson, 1958	Trustee	Indefinite / Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Equity LP (since January 2013); Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	12	None

Phillip A. Barach, 1952	Trustee	Indefinite/Since Inception	President, DoubleLine Capital LP (since December 2009).	11	None

(1) The address of each Interested Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

26	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2015

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (Since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations.

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Annual Report	March 31, 2015	27

Trustees and Officers (Cont.)	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

28	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2015	29

Privacy Notice	(Unaudited) March 31, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

30	DoubleLine Selective Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$758,625	$647,450
Audit-Related Fees	$3,591	$8,516
Tax Fees	$113,390	$95,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$113,390	$95,200
Registrant’s Investment Adviser	$705,479	$665,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	Ronald R. Redell
Ronald R. Redell, President

Date	5/28/2015

By (Signature and Title)	Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	5/28/2015

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